SPROTT FUNDS TRUST N-CSR

Exhibit 99.906 CERT

Certification Pursuant to Rule 30a-2(b) and Section 906 of the Sarbanes-Oxley Act

Pursuant to Rule 30a-2(b) and Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the Sprott Funds Trust, does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of the Sprott Funds Trust for the period ended December 31, 2024 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Sprott Funds Trust for the stated period.

/s/ Thomas W. Ulrich	/s/ Varinder Bhathal
President, Sprott Funds Trust	Treasurer, Sprott Funds Trust
Date: March 10, 2025	Date: March 10, 2025

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by Sprott Funds Trust for purposes of Section 18 of the Securities Exchange Act of 1934.